UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2009 (February 9, 2009)

ADVANCED MEDICAL OPTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31257	33-0986820
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1700 E. St. Andrew Place
Santa Ana, CA		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On February 9, 2009, Advanced Medical Optics, Inc. (the “Company”) announced that it amended the previously announced tender offer and consent solicitation with respect to the Company’s 7½% Senior Subordinated Notes due 2017 to increase the tender offer consideration and extend the consent deadline until 12:00 Midnight, New York City time, on February 24, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 9, 2009 of Advanced Medical Optics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Medical Optics, Inc.

By:	/s/ Aimee S. Weisner
Aimee S. Weisner
Executive Vice President, Administration and Secretary

Date: February 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 9, 2009 of Advanced Medical Optics, Inc.